Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Separation and Distribution

Effective April 30, 2014, in connection with the Spin-Off, Sallie Mae, by reason of a statutory merger, succeeded Old SLM as the issuer of the Series A Preferred Stock of $165 million (3.3 million shares issued at stated value of $50 per share) and the Series B Preferred Stock of $400 million (4 million shares issued at stated value of $100 per share). To offset the $565 million of obligation attributable to the principal preferred stock, Sallie Mae is expected to retain approximately $425 million of cash plus an additional amount to be settled promptly after the final determination of ending equity, which will approximate $50 million, and approximately $(90) million of additional paid-in capital. The amount of additional cash retained beyond the amount related to offset the preferred stock obligation was based upon meeting a targeted ending equity balance for Sallie Mae and the final determination is expected to occur in May 2014.

In connection with the separation and distribution, Sallie Mae will be the taxpayer legally responsible for $283 million of deferred taxes payable in connection with gains recognized by Old SLM on debt repurchases in prior years and liabilities related to uncertain tax positions in the amount of $27 million. As part of the tax sharing agreement between Sallie Mae and Navient, Navient has agreed to fully indemnify Sallie Mae for these deferred taxes due in the amount of $261 million, which represents the fair value of the indemnification, and the liabilities for uncertain tax positions in the amount of $27 million. On April 30, 2014, Sallie Mae, recorded a liability of $310 million and an indemnification receivable of $289 million.

Regulatory Matters

Pursuant to the Separation and Distribution Agreement among SLM Corporation, New BLC Corporation and Navient dated as of April 28, 2014 entered into in connection with the Spin-Off of Navient, all liabilities arising out of the FDIC and DOJ matters, other than fines or penalties directly levied against Sallie Mae Bank, will be the responsibility of, or assumed by, Navient and Navient will indemnify and hold harmless SLM Corporation and its subsidiaries, including Sallie Mae Bank therefrom. See Note 16, “Commitments, Contingencies and Guarantees” for further information.